UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2013

(Exact Name of Registrant as Specified in Its Charter)

OHIO	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in this current report on Form 8-K or the documents incorporated by reference herein, including the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01 Other Events

Conversion of Shares of Series G Preferred Stock. On June 11, 2013, Fifth Third Bancorp (“Fifth Third”) issued a press release announcing that its board of directors has authorized the conversion into Fifth Third’s common stock, no par value (“Common Stock”), of all outstanding shares of Fifth Third’s 8.50% Non-Cumulative Convertible Perpetual Preferred Stock, Series G (“Series G Preferred Stock”), which shares are represented by depositary shares each representing 1/250th of a share of Series G Preferred Stock (“Depositary Shares”), pursuant to the Amended Articles of Incorporation of Fifth Third Bancorp, as amended (“Articles”). The Articles grant Fifth Third the right, at its option, to convert all outstanding shares of Series G Preferred Stock if the closing price of Common Stock exceeded 130% of the applicable conversion price for 20 trading days within any period of 30 consecutive trading days. The closing price of shares of Common Stock satisfied such threshold for the 30 trading days ended June 10, 2013, and Fifth Third has given the required notice of its exercise of its conversion right.

Accordingly, effective as of the close of the market on July 1, 2013 (“Conversion Date”) Fifth Third will convert all 16,450 outstanding shares of Series G Preferred Stock, which shares are represented by 4,112,500 Depositary Shares, into shares of Fifth Third’s Common Stock in accordance with the terms and conditions set forth in the Articles. Each share of Series G Preferred Stock is convertible into 2,159.8272 shares of Common Stock on the Conversion Date, subject only to any anti-dilution rate adjustment as may be required by the Articles. Provided no anti-dilution rate adjustment is required, each Depositary Share will be convertible into 8.6393 shares of Common Stock, and the aggregate number of shares of Common Stock issuable upon the conversion will be approximately 35,529,160 shares. The shares of Common Stock issuable upon the conversion are already included in Fifth Third’s fully diluted share calculations in its historical financial statements. Following the conversion, the newly issued shares of Common Stock will also be included in Fifth Third’s actual shares outstanding.

Upon the conversion, the Depositary Shares (Nasdaq: FITBP) will be delisted from the NASDAQ Global Select Market (the “Exchange”) and withdrawn from such Exchange. The Depositary Shares will no longer trade on the Exchange after the market closes on the Conversion Date.

Declaration of Final Series G Dividend. In its June 11, 2013 press release, Fifth Third also announced that its board of directors has declared a final cash dividend of $543.06 per share on all outstanding shares of Series G Preferred Stock, which equates to approximately $2.172 for each Depositary Share. This final Series G dividend covers the full dividend period that began on March 31, 2013 and the partial dividend period that will end on the Conversion Date. The final Series G dividend is payable on Monday, July 1, 2013 to shareholders of record as of Friday, June 21, 2013.

The Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Fifth Third Bancorp News Release dated June 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 11, 2013	/s/ Daniel T. Poston
Daniel T. Poston
Executive Vice President and Chief Financial Officer